UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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TAUBMAN CENTERS, INC.
(Name of Registrant as Specified in Its Charter)

LAND & BUILDINGS CAPITAL GROWTH FUND, LP L & B REAL ESTATE OPPORTUNITY FUND, LP LAND & BUILDINGS GP LP LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC JONATHAN LITT
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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***PRELIMINARY SOLICITATION STATEMENT – SUBJECT TO COMPLETION***

Taubman Centers, Inc.

SOLICITATION STATEMENT

TO REQUEST A SPECIAL MEETING OF SHAREHOLDERS
BY

Land & buildings capital growth fund, lp

IMPORTANT

Please submit the WHITE Special Meeting Request Card today to call for a Special Meeting and demand that the Board of Directors enact its promised and much-needed governance enhancements without further delay!

Land & Buildings Capital Growth Fund, LP IS A SIGNIFICANT SHAREHOLDER OF Taubman Centers, Inc., a Michigan corporation (the “Company” or “Taubman Centers”). WE ARE SEEKING YOUR SUPPORT TO CALL A SPECIAL MEETING OF THE COMPANY’S SHAREHOLDERS IN ORDER TO EFFECT MUCH-NEEDED CHANGES TO THE GOVERNANCE PRACTICES OF Taubman Centers.

AT THIS TIME, WE ARE ONLY SOLICITING YOUR WRITTEN REQUEST TO CALL A SPECIAL MEETING OF SHAREHOLDERS. AS DESCRIBED MORE FULLY BELOW, IN ORDER TO CALL A SPECIAL MEETING, WE ARE REQUIRED TO DELIVER WRITTEN REQUESTS FROM THE HOLDERS OF AT LEAST TWENTY-FIVE PERCENT (25%) OF THE COMPANY’S VOTING SHARES, INCLUDING OUR OWN. ONCE THE SPECIAL MEETING HAS BEEN CALLED, WE WILL THEN SEND YOU PROXY MATERIALS URGING YOU TO VOTE IN FAVOR OF THE PROPOSALS DESCRIBED BELOW.

PLEASE JOIN US IN REQUESTING THAT TAUBMAN CENTERS CALL A SPECIAL MEETING AND SHOW THE BOARD THAT SHAREHOLDERS DEMAND THAT THE BOARD ENACT THE CORPORATE GOVERNANCE ENHANCEMENTS RECENTLY PROMISED BY THE BOARD, INCLUDING THE REFRESHMENT AND DECLASSIFICATION OF THE BOARD, WITHOUT UNDUE DELAY.

Why You Were Sent the Solicitation Statement

Land & Buildings Capital Growth Fund, LP (“L&B Capital”), and the other participants in this solicitation (collectively, “Land & Buildings” or “we”), beneficially own in the aggregate 920,447 shares of Common Stock, representing approximately 1.5% of the Company’s outstanding shares of Common Stock. Land & Buildings acquired its position in the Company because it believes that the Company is substantially undervalued and opportunities exist to create significant value for shareholders. To that end, we nominated Charles Elson and Jonathan Litt to serve as directors at the 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) in order to effect a much needed refreshment to the Company’s Board of Directors (the “Board”). Although we had near-unanimous support from active fund managers and the unanimous support of all three of the proxy advisory firms (ISS, Glass Lewis and Egan-Jones) and received a significant majority of the votes cast by non-Taubman family shareholders, we were unable to elect Messrs. Elson and Litt. We believe this was due in part to the Taubman family’s 30.2% voting power, which we believe is a violation of the ownership limitation contained in the Company’s Amended and Restated Articles of Incorporation (the “Charter”), as well as certain eleventh hour promises to enhance the Company’s governance practices.

Nonetheless, we were successful in forcing the Company to admit that it had serious deficiencies, with the Company going so far as to publicly promise that it was “committed to transitioning to annual elections for directors and pursuing accelerated Board refreshment.” While we believe the Company had to resort to these last-minute tactics to sway the vote, including vague and non-committal promises of Board declassification and Board refreshment, the Company made these hurried promises without truly circumscribing them, thereby allowing the Board to kick the can to the 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”), perhaps hoping that shareholders would move on and forget. We are not going away. The results of the 2017 Annual Meeting reveal that non-Taubman family shareholders are fed up with the status quo and provide a strong mandate for the Board to immediately bring the Company’s corporate governance into the 21st century.

Accordingly, while we would like to thank all shareholders that voted to support our case for change at Taubman Centers at the 2017 Annual Meeting, we would like to request that you not yet give up the fight. External pressure has begun to catalyze some long-needed changes at Taubman Centers, and we believe keeping the pressure on is the only way to ensure these changes are ultimately made without delay. We recognize that seeking to call a special meeting is an unusual and extraordinary step. Unfortunately, the Board’s vague and non-committal promises of change give us no comfort that the Board intends to promptly effect such changes. We remain concerned by the Company’s poor corporate governance, which we believe severely limits the ability of shareholders to seek effective change at the Company. In fact, Green Street Advisors, the leading independent research and advisory firm in the REIT industry (“Green Street”), has given the Company the worst governance rating among all REITs.

For far too long, the Board has been classified into three separate classes, meaning its directors are only subject to re-election by shareholders once every three years. We believe the ability of shareholders to select directors each year is an important check on the performance of the Board and is critical in allowing shareholder input on the direction and state of the Company and the best group of individuals to oversee their investment. To the contrary, the Board’s current classified structure, in our view, impedes shareholders’ ability to regularly and effectively evaluate the performance of their directors and insulates and entrenches the incumbent directors.

Notably, the Company is one of only two REITs with a staggered board out of the eighty-three companies covered by leading independent research and advisory firm Green Street.1 Perhaps even more concerning is the fact that the Board has remained classified despite a majority of the Company’s shareholders who voted in 2007 and 2008 supporting shareholder-proposals to declassify the Board. In fact, ISS recommended that shareholders vote against all three directors up for re-election at the Company’s 2009 annual meeting of shareholders given the Board’s failure to listen to the will of its shareholders to declassify the Board.

In our view, the Board is stale and dominated by long-tenured directors who have presided over the Company’s prolonged underperformance. The average tenure of the Board is fifteen years with the average age at nearly seventy years old.2 Further, current director Jerome Chazen, who was recently Chairman of the Audit Committee, served in such capacity at nearly ninety years old, having initially joined the Board in 1992. We believe the Company’s stock price has suffered due to the lack of fresh perspective on the Board and that change on the Board is critical to ensure renewed focus and commitment on delivering shareholder value.

1 According to Green Street based on the universe of REITs covered by Green Street.

2 Based on board composition, excluding most recent appointment of Cia Marakovits, prior to Land & Buildings’ public involvement.

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ISS and Glass Lewis share our serious concerns regarding the Company’s prolonged and problematic corporate governance practices.

In its research report for the 2017 Annual Meeting supporting the election of Land & Buildings’ two director nominees, ISS noted the following:

“The governance issues raised in this contest are among the company's most salient challenges at present and bear ongoing consequences for shareholder value. The dissident has made a compelling case that the board is in need of additional perspectives—particularly in the area of corporate governance—and additional motivation to center its core constituency.”

Glass Lewis highlighted the following in its report fully supporting Land & Buildings’ proxy contest for change at the 2017 Annual Meeting:

“[W]e believe the Company's track record of not only maintaining, but also utilizing, long frowned upon corporate governance practices such as a classified board and a dual-class voting stock structure, among others, to disenfranchise common shareholders, as well as the board's general resistance to progressive governance changes, combined with a lack of accountability on the board level, all of which have contributed to sub-optimal operational and TSR performance in recent years, firmly establishes a case for the minority board changes sought by the Dissident.”

We therefore believe change is not only long-overdue, but is required to ensure the Board delivers on its fiduciary duties to properly hold management accountable and provide effective oversight of the Company and to ensure that it pursues opportunities to protect and enhance shareholder value.

The Company has the ability to unilaterally and immediately amend its Bylaws to declassify the Board. Due to the entrenchment-minded provisions of the Company’s Bylaws and Charter, for shareholders to take this step ourselves to amend the Bylaws to declassify the Board would require the affirmative vote of two-thirds (2/3) of the Company’s Voting Stock. We are therefore seeking the support of our fellow shareholders to call the special meeting to approve a series of non-binding, advisory proposals by a majority of the votes cast and demonstrate to the Board that shareholders demand prompt governance changes.

Notably, under ISS’ voting policies, ISS looks to the responsiveness of a board to a shareholder vote and is inclined to hold a board or individual directors accountable by withholding votes where a board has failed to act on a shareholder proposal that received the support of a majority of the shares cast.

Accordingly, we are hereby asking you to help us request that Taubman Centers call the special meeting for the following purpose[s]:

1.	to approve, on an advisory basis, that the Board amend Article III, Section 3.02 of the Bylaws to declassify the Board so that directors are elected on an annual basis;

2.	to approve, on an advisory basis, that the Board take all necessary steps to obtain the consent of all directors with terms ending at the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) to shorten their term of office so that they stand for election at the 2018 Annual Meeting;
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3.	to approve, on an advisory basis, that the Board take all necessary steps to refresh the Board and replace [three (3)] incumbent directors with [three (3)] new directors by no later than the 2018 Annual Meeting; and
4.	to transact such other business as may properly come before the special meeting (items (i) through (iv) are collectively referred to as the "Proposals").

For additional details on the Proposals, please see the section titled “Our Plans for the Special Meeting” in the Solicitation Statement below.

This Solicitation Statement and the accompanying WHITE request card are being furnished to holders of the Common Stock.

At this time, Land & Buildings is only soliciting your written request to call the special meeting. Land & Buildings is not currently seeking your proxy, consent, authorization or agent designation for approval of the Proposals or any other actions. In the event the special meeting is called, Land & Buildings will send you proxy materials relating to the Proposals to be voted upon at the special meeting.

Pursuant to the Company’s Bylaws, a special meeting shall be called by the Company at the request of a shareholder or shareholders holding record shares entitled to cast at least twenty-five percent (25%) of all the votes entitled to be cast by the holders of the Voting Stock (as defined below). According to the Company’s definitive proxy statement filed on Form DEFC 14A with the SEC on April 20, 2017, holders of record of shares of Common Stock, $0.01 par value per share (the “Common Stock”), and the Company’s Series B Non-Participating Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”) are entitled to vote at any meeting of the shareholders (Series B Preferred Stock together with the Common Stock, the “Voting Stock”). Land & Buildings intends to set [July ,], 2017 as the goal for submission of such written requests.

According to the Company’s Quarterly Report filed on the Form 10-Q with the SEC on April 28, 2017, as of April 27, 2017, there were 60,693,184 shares of Common Stock outstanding. According to the Company’s 2017 definitive proxy statement, there are 24,954,059 shares of Series B Preferred Stock outstanding. According to the Company’s 2017 definitive proxy statement, holders of Series B Preferred Stock are entitled to vote on all matters together with holders of Common Stock on an as-converted basis. The Series B Preferred Stock is convertible into shares of Common Stock at a ratio of 14,000 shares of Series B Preferred Stock to one share of Common Stock. Accordingly, as of the Company’s most recent filings with the SEC, there are 85,647,243 shares of Voting Stock outstanding, consisting of 60,693,184 shares of Common Stock and 24,954,059 shares of Series B Preferred Stock.

As of June 12, 2017, L&B Capital is the direct beneficial owner of 251,700 shares of Common Stock, of Taubman Centers, 100 shares of which are held in record name. As of the date of this Solicitation Statement, Land & Buildings beneficially owns in the aggregate 920,447 shares of Common Stock, representing approximately 1.5% of the Company’s outstanding shares of Common Stock.

This Solicitation Statement and the accompanying WHITE request card are first being mailed to shareholders on or about [June ], 2017. Requests to call a special meeting should be delivered as promptly as possible, by mail (using the enclosed envelope), to Land & Buildings’ solicitation agent, D.F. King & Co., Inc. (“D.F. King”) as set forth below.

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AT THIS TIME, Land & Buildings IS ONLY SEEKING YOUR WRITTEN REQUEST TO CALL THE SPECIAL MEETING. IN THE EVENT THE SPECIAL MEETING IS CALLED, YOU WILL THEN BE ASKED TO VOTE ON THE PROPOSALS.

THIS SOLICITATION IS BEING MADE BY LAND & BUILDINGS, AND NOT ON BEHALF OF THE COMPANY OR THE BOARD. AT THIS TIME, WE ARE NOT CURRENTLY SEEKING YOUR PROXY, CONSENT, AUTHORIZATION OR AGENT DESIGNATION FOR APPROVAL OF THE PROPOSALS OR ANY OTHER ACTIONS. LAND & BUILDINGS IS ONLY SOLICITING YOUR WRITTEN CONSENT TO CALL THE SPECIAL MEETING. AFTER THE SPECIAL MEETING HAS BEEN CALLED, LAND & BUILDINGS WILL SEND YOU PROXY MATERIALS URGING YOU TO VOTE IN FAVOR OF THE PROPOSALS. YOUR WRITTEN REQUEST IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. LAND & BUILDINGS URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED WHITE REQUEST CARD TO CALL A SPECIAL MEETING AS PROMPTLY AS POSSIBLE.

WE URGE YOU NOT TO SIGN ANY REVOCATION OF CONSENT CARD THAT MAY BE SENT TO YOU BY THE COMPANY. IF YOU HAVE DONE SO, YOU MAY REVOKE THAT REVOCATION OF CONSENT BY DELIVERING A LATER DATED WHITE REQUEST CARD TO LAND & BUILDINGS, IN CARE OF D.F. KING, WHICH IS ASSISTING US IN THIS SOLICITATION, AT ITS ADDRESS LISTED ON THE FOLLOWING PAGE, OR TO THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

IMPORTANT

IF YOUR SHARES OF COMMON STOCK ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE REQUEST CARD TO D.F. KING. IN THE POSTAGE-PAID ENVELOPE PROVIDED.

IF YOUR SHARES OF COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN A WRITTEN REQUEST WITH RESPECT TO YOUR SHARES AND ONLY UPON RECEIPT OF SPECIFIC INSTRUCTIONS FROM YOU. ACCORDINGLY, YOU SHOULD CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR A WRITTEN REQUEST TO BE SIGNED REPRESENTING YOUR SHARES OF COMMON STOCK. LAND & BUILDINGS URGES YOU TO CONFIRM IN WRITING YOUR INSTRUCTIONS TO THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND TO PROVIDE A COPY OF SUCH INSTRUCTIONS TO LAND & BUILDINGS IN CARE OF D.F. KING. TO THE ADDRESS BELOW, SO THAT LAND & BUILDINGS WILL BE AWARE OF ALL INSTRUCTIONS GIVEN AND CAN ATTEMPT TO ENSURE THAT SUCH INSTRUCTIONS ARE FOLLOWED.

IF YOU HAVE ANY QUESTIONS ABOUT EXECUTING OR DELIVERING YOUR WHITE REQUEST CARD OR REQUIRE ASSISTANCE, PLEASE CONTACT:

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If you have any questions, require assistance in voting your WHITE request card,

or need additional copies of Land & Buildings’ proxy materials,

please contact D.F. King at the phone numbers listed below.

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (800) 207-3159

Email: tco@dfking.com

WHILE CALLING THE SPECIAL MEETING AND APPROVING THE PROPOSALS CANNOT ENSURE THE PROPOSALS WILL BE ADOPTED, WE BELIEVE TAUBMAN CENTERS SHAREHOLDERS DESERVE BETTER GOVERNANCE PRACTICES THAT WILL SERVE TAUBMAN CENTERS AND BETTER PROTECT THE RIGHTS AND BEST INTERESTS OF ALL SHAREHOLDERS. LAND & BUILDINGS IS THEREFORE SEEKING YOUR SUPPORT TO CALL A SPECIAL MEETING TO APPROVE NON-BINDING PROPOSALS TO DECLASSIFY THE BOARD AND DEMAND PROMPT BOARD REFRESHMENT. ONLY AFTER THE SPECIAL MEETING IS CALLED WOULD THE COMPANY SHAREHOLDERS BE ASKED TO VOTE ON THE PROPOSALS.

THIS SOLICITATION IS BEING MADE BY LAND & BUILDINGS, AND NOT ON BEHALF OF THE COMPANY OR THE BOARD. AT THIS TIME, WE ARE NOT CURRENTLY SEEKING YOUR PROXY, CONSENT, AUTHORIZATION OR AGENT DESIGNATION FOR APPROVAL OF THE PROPOSALS OR ANY OTHER ACTIONS. WE ARE ONLY SOLICITING YOUR WRITTEN REQUEST TO CALL THE SPECIAL MEETING.

AFTER SPECIAL MEETING REQUESTS FROM SHARES OF VOTING STOCK REPRESENTING AT LEAST TWENTY-FIVE PERCENT (25%) OF THE OUTSTANDING SHARES HAVE BEEN DELIVERED TO AND PROPERLY RECEIVED BY THE COMPANY, WE WILL SEND YOU PROXY MATERIALS URGING YOU TO VOTE IN FAVOR OF THE PROPOSALS ONCE THE SPECIAL MEETING RECORD DATE AND MEETING DATE ARE SET.

We are seeking your support to request that the Company call a special meeting of shareholders, in accordance with the applicable provisions of the Charter, Bylaws and MBCA. If we are successful in our solicitation of written requests, and the special meeting of shareholders is called and held, Land & Buildings expects to present at the special meeting proposals to: (i) to approve, on an advisory basis, that the Board amend Article III, Section 3.02 of the Bylaws, and any other relevant provisions within the Company’s corporate governance documents, to declassify the Board so that directors are elected on an annual basis, (ii) to approve, on an advisory basis, that the Board take all necessary steps to obtain the consent of all directors with terms ending at the 2020 Annual Meeting to shorten their term of office to the 2018 Annual Meeting; and (iii) to approve, on an advisory basis, that the Board take all necessary steps to refresh the Board and replace [three (3)] incumbent directors with [three (3)] new directors by no later than the 2018 Annual Meeting.

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BACKGROUND AND PAST CONTACTS

The following is a chronology of events leading up to this proxy solicitation:

•	For 14 years, Land & Buildings’ Founder and Chief Investment Officer, Jonathan Litt, has analyzed and published investment opinions on the Company.
•	For the past nine years, since Land & Buildings was formed, Mr. Litt has continued to analyze the investment opportunity at the Company and meet with members of its management team.
•	On May 13, 2016, Mr. Litt e-mailed the Company’s Chairman, President and Chief Executive Officer, Robert S. Taubman (“Bobby Taubman”), to schedule a meeting to discuss the Company.
•	Between June 2016 and September 2016 Land & Buildings and the Company held a series of meetings to discuss, among other things, Land & Buildings’ concerns with the Company’s stock price, operating underperformance (inferior net operating income margins and bloated general and administrative expense), poor capital allocation decisions (Asian and other projects as well as overall size of the development pipeline), egregious corporate governance practices, Land & Buildings’ belief that the Company’s stock price trades at a discount relative to its net asset value, the paths available to close the valuation discount and Land & Buildings desire to work collaboratively with the Company to address these concerns. During a meeting with management in August 2016, Mr. Litt offered to join the Board to reach a collaborative solution.
•	By mid-September 2016, it had become clear to Land & Buildings that the Board was unwilling to reach a collaborative solution.
•	On October 19, 2016, Land & Buildings issued a press release and an open letter to the independent members of the Board informing them that Land & Buildings had released an investor presentation titled, “Unlocking Trapped Value Rooted in Decades of Poor Stewardship,” highlighting what Land & Buildings believed to be the opportunities available to the Company and that Land & Buildings would be hosting a public conference call later that day to discuss the presentation. The investor presentation and public conference call highlighted Land & Buildings’ belief that the Company was substantially undervalued, and how, in Land & Buildings’ view, the substantial discount to the estimated net asset value of the Company could be unlocked by modernizing the Company’s corporate governance and improving its operations and capital allocation.
•	On October 24, 2016, Land & Buildings issued a press release expressing its belief that the Company violated its Charter by reducing the size of the Board from nine directors to eight directors following William U. Parfet’s resignation on September 27, 2016. Land & Buildings explained in the press release that the Charter provides that the size of the Board will be fixed at nine directors so long as the holders of the Series B Preferred Stock continue to have the right to designate up to four nominees to the Board and that the Company’s public disclosure has made it clear that the holders of the Series B Preferred Stock continue to have such rights.
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•	On October 25, 2016, the day after Land & Buildings’ press release on the likely Charter violation, the Company filed a Form 8-K stating that it expects to add a new director to replace Mr. Parfet after shrinking the Board to eight members.
•	On October 26, 2016, Land & Buildings issued a press release in response to the Company’s disclosure from the prior day that it was conducting a search for Mr. Parfet’s replacement. Land & Buildings also highlighted its view that it would be inappropriate for the Board to unilaterally appoint a new Board member without shareholder input and noted the various criteria that any new director nominee put forward by the Board should meet to reverse the course of value destruction at Taubman.
•	On December 6, 2016, Land & Buildings delivered a private letter to the Audit Committee of the Board stating that it was deeply concerned with the apparent long-time dominance over the Company by the Taubman family (consisting of Mr. Bobby Taubman, Chief Operating Officer and director William "Billy" Taubman, Gayle Taubman Kalisman and the A. Alfred Taubman Restated Revocable Trust, the “Taubman Family”). In the letter, Land & Buildings urged the Audit Committee to retain its own advisors, separate and apart from the Company’s and the Taubman Family’s advisors, to investigate various issues, including, in Land & Buildings’ view, (i) an apparent Charter violation as a result of the Taubman Family’s ownership of shares in excess of the ownership limitations, (ii) the resulting potential REIT status qualification risk, (iii) the Taubman Family’s likely violation of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for failing to make certain filings, and (iv) whether the Taubman Family complied with applicable antitrust regulations under the Hart-Scott-Rodino Act. Land & Buildings asked for a response from the Audit Committee by December 12, 2016.
•	On December 13, 2016, Land & Buildings issued a press release summarizing the concerns it had raised to the Audit Committee on December 6, 2016, and announcing that it would be hosting a public conference call later that day to discuss the press release.
•	On December 15, 2016, the Company issued a press release announcing its appointment of Cia Buckley Marakovits to the Board and existing Board member Myron E. “Mike” Ullman III as Lead Director.
•	On December 16, 2016, Land & Buildings issued a press release commenting on the corporate governance announcements made by the Company the prior day, which Land & Buildings’ believe were reactive to its involvement. Land & Buildings also noted that while it would typically welcome these changes, it questioned whether the appointment of Ms. Marakovits to the Board and Mr. Ullman as Lead Director were appropriate and in the best interests of shareholders.
•	On January 24, 2017, Land & Buildings issued a press release and an open letter to the independent members of the Board describing its continued frustrations with the independent directors and their apparent failure to address the Company’s undervaluation and outlining Land and Buildings’ plan to help unlock value at the Company. In the letter, Land and Buildings stated that if the Company continued to ignore its concerns and recommendations, Land & Buildings was prepared to nominate directors for election at the Annual Meeting.
•	On February 2, 2017, Land & Buildings delivered a private letter to Mr. Ullman, stating that it was deeply concerned about the impact the Company’s stock price has suffered as a result of the Taubman Family’s effective control of the Company through their ownership of the Series B Preferred Stock, which they purchased in 1998 for $38,400. Land & Buildings suggested a special committee of the Board, consisting of the Board’s independent directors, be created and an independent advisor hired to evaluate ways to address the Taubman Family’s ownership of the Series B Preferred Stock.
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•	On February 13, 2017, Land & Buildings issued a press release and an open letter to the independent members of the Board following another quarter of disappointing earnings results, from both an operational and capital allocation standpoint, which Land & Buildings believes is related to the Taubman Family’s effective control and influence over the Company. Land & Buildings further stated that it was highly disturbed that the Company has destroyed shareholder value rather than engage constructively with Land & Buildings to identify ways to unlock value.
•	On February 23, 2017, Mr. Litt, in an effort to have productive separate discussions with Mr. Bobby Taubman and Mr. Ullman, e-mailed each of Mr. Bobby Taubman and Mr. Heaphy and meetings were subsequently scheduled.
•	On February 24, 2017, Mr. Litt and Mr. Bobby Taubman had a telephonic meeting, during which they discussed the previously stated issues that Land & Buildings believes to be contributing to the Company’s depressed valuation. Mr. Bobby Taubman reiterated his prior views that the Company was on the right path and suggested no productive collaboration with Land & Buildings was necessary.
•	On March 1, 2017, Land & Buildings delivered a letter (the “Nomination Letter”) to the Company’s General Counsel, Executive Vice President and Assistant Secretary, Chris B. Heaphy, providing formal notice to the Company, in accordance with the Bylaws, of Land & Buildings’ nomination of Charles Elson and Mr. Litt for election to the Board at the 2017 Annual Meeting.
•	On March 2, 2017, Land & Buildings issued a press release announcing its delivery of the Nomination Letter to the Company. In the press release, Land & Buildings stated that its highly-qualified nominees have the right mix of governance expertise and sector experience to address the numerous issues that it believes to have persistently plagued the Company. Land & Buildings also reiterated its belief that the Company’s governance changes since Land & Buildings’ initial engagement were reactive to its involvement and designed to preserve the status quo.
•	On March 10, 2017, Mr. Elson and Mr. Ullman had a telephonic meeting where Mr. Elson expressed his desire to work collaboratively with the Company and highlighted his significant experience serving on the boards of various companies whose long-term shareholders have enjoyed attractive outcomes based in part on Mr. Elson’s efforts to enhance corporate governance, replace management and explore strategic alternatives for such companies. Mr. Elson also expressed to Mr. Ullman that the Company’s poor corporate governance provided an attractive opportunity for him to apply his expertise.
•	On March 13, 2017, Land & Buildings delivered a private letter to Mr. Ullman reiterating Land & Buildings’ strong preference to work collaboratively with the Board. Land & Buildings stated that Messrs. Elson and Litt bring unique perspectives that would meaningfully contribute to the direction of the Company and offered for Messrs. Elson and Litt to attend the Company’s next Board meeting to share their views.
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•	On March 22, 2017, Land & Buildings delivered a books and records request to the Company pursuant to Section 450.1487 of the Michigan Business Corporation Act.
•	On April 6, 2017, Land & Buildings delivered a private letter to Mr. Ullman stating that it is deeply disappointed that Mr. Ullman, as Lead Director, has not responded to Land & Buildings’ concerns as well as its suggestion that its Nominees and other leading REIT professionals present to the Board their views and perspectives on the Company. Land & Buildings also reiterated its preference to work collaboratively with the Company.
•	On May 17, 2017, Land & Buildings filed a complaint seeking Declaratory and Injunctive Relief in the United States District Court for the Eastern District of Michigan, against the Company, alleging that the Taubman Family’s ownership of the Company’s Series B Preferred Shares violates the ownership limits set forth in the Company’s Charter and that the Company’s proxy materials relating to the 2017 Annual Meeting contain materially false and misleading statements with respect to the ownership and voting power of the Taubman Family.
•	On May 23, 2017, Land & Buildings issued a press release to announce that the two leading independent proxy voting advisory firms, ISS and Glass Lewis, each recommended that the Company’s shareholders vote on Land & Buildings’ GOLD proxy card to support both of Land & Buildings’ nominees, Messrs. Elson and Litt, at the 2017 Annual Meeting.

With regard to the Company’s problematic corporate governance practices, ISS noted the following in its report:

“The governance issues raised in this contest are among the company's most salient challenges at present and bear ongoing consequences for shareholder value. The dissident has made a compelling case that the board is in need of additional perspectives—particularly in the area of corporate governance—and additional motivation to center its core constituency.”

Likewise, Glass Lewis criticized the Company’s significant corporate governance issues, noting the following:

“[W]e believe the Company's track record of not only maintaining, but also utilizing, long frowned upon corporate governance practices such as a classified board and a dual-class voting stock structure, among others, to disenfranchise common shareholders, as well as the board's general resistance to progressive governance changes, combined with a lack of accountability on the board level, all of which have contributed to sub-optimal operational and TSR performance in recent years, firmly establishes a case for the minority board changes sought by the Dissident.”

“[C]hanges -- beyond those that the Company has recently made partly in reaction to the Dissident's campaign -- are needed… in order to further refresh the board, modernize the Company's corporate governance structure, instill a culture of accountability and increase independent shareholder representation and oversight. Simply maintaining the status quo is not likely to result in the best potential outcome for common shareholders, in our view, from a governance or value perspective.”

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•	On June 1, 2017, the Company held its 2017 Annual Meeting. Later that day, Land & Buildings issued a press release to comment on the preliminary voting results of the Annual Meeting, expressing gratitude to all Taubman shareholders that voted to support Land & Buildings case for change. Although the Company announced that all of its directors were re-elected at the Annual Meeting, Land & Buildings noted that a majority of non-Taubman family shareholders supported Messrs. Elson and Litt, including near-unanimous support from active managers.
•	On June 2, 2017, Land & Buildings sent a private letter to Mr. Bobby Taubman concerning the Company’s plan to declassify and refresh the composition of the Board, requesting a response by June 5, 2017.
•	On June 6, 2017, the Company filed a Current Report on Form 8-K issuing the results of the election of the directors at the 2017 Annual Meeting. Despite obtaining a majority of non-Taubman family shareholders support, the Land & Buildings nominees, Messrs. Elson and Litt, were not elected to the Board.
•	Also on June 6, 2017, Land & Buildings issued a press release outlining steps to improve the Company. In the press release, Land & Buildings stated that it would proceed with its complaint to enforce the Company’s breach of ownership limit on the Taubman Family, issued a list of questions that it believes shareholders deserve answers to when management meets with investors, urged the Board to immediately provide specific details on its plans to implement its eleventh hour governance commitments, and announced that it remained committed to ensuring that the Company undertakes and properly executes initiatives to realize the Company’s full potential.
•	On June 8, 2017, Land & Buildings issued a press release announcing that it would host a conference call on June 12, 2017 to discuss some of the next steps that it believes that shareholders demand based on the support of a majority of non-Taubman family shareholders at the 2017 Annual Meeting.

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THE SPECIAL MEETING

At this time, Land & Buildings is only soliciting your request to call the special meeting. Land & Buildings is not currently seeking your proxy, consent, authorization or agent designation for approval of the Proposals or any other actions. In the event the special meeting is called, Land & Buildings will send you proxy materials relating to the Proposals to be voted upon at the special meeting

Land & Buildings is soliciting written requests to have the Company call a special meeting of shareholders pursuant to the Bylaws and the MBCA. Land & Buildings is furnishing this Solicitation Statement and the WHITE request card to enable you and the Company’s other shareholders to support us in requesting the special meeting be called and held. For the special meeting to be properly requested in accordance with the Bylaws, written requests in favor of calling the special meeting must be executed by the holders of not less than twenty-five percent (25%) of all outstanding shares of the Voting Stock of the Company. Land & Buildings intends to set [_______], 2017 as the goal for submission of such written requests.

According to the Company’s Quarterly Report filed on the Form 10-Q with the SEC on April 28, 2017, as of April 27, 2017, there were 60,693,184 shares of Common Stock outstanding. According to the Company’s 2017 definitive proxy statement, there are 24,954,059 shares of Series B Preferred Stock outstanding. According to the Company’s 2017 definitive proxy statement, holders of Series B Preferred Stock are entitled to vote on all matters together with holders of Common Stock on an as-converted basis. The Series B Preferred Stock is convertible into shares of Common Stock at a ratio of 14,000 shares of Series B Preferred Stock to one share of Common Stock. Accordingly, as of the Company’s most recent filings with the SEC, there are 85,647,243 shares of Voting Stock outstanding, consisting of 60,693,184 shares of Common Stock and 24,954,059 shares of Series B Preferred Stock. Based on such number, and the fact that Land & Buildings already owns in the aggregate owns in the aggregate 920,447 shares of Voting Stock, additional written requests to call a special meeting from holders of an aggregate of at least 20,491,364 shares of Voting Stock will be required to request the Company to call the special meeting. Please complete, sign and return the enclosed WHITE request card as promptly as possible. The failure to sign and return the WHITE request card will have the same effect as opposing the calling of the special meeting.

If Land & Buildings is successful in its solicitation of written requests, the Company will be required under the Bylaws and MBCA to call and hold the special meeting. Upon receipt of the requisite number of written requests from shareholders in favor of calling the special meeting, Land & Buildings anticipates delivering such written requests to the Company promptly, together with written notice of the business proposed to be brought before the special meeting pursuant to Article I, Section 1.03 and Section 1.06 of the Bylaws.

Pursuant to Section 412(1) of the MBCA, together with Article II of the Bylaws, the record date for determining shareholders entitled to notice of, and to vote at, the special meeting may be fixed by the Board as no less than ten (10) nor more than sixty (60) days prior to the special meeting. Pursuant to Section 412(1) of the MBCA, if a record date is not fixed, the record date for determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be the close of business on the day next preceding the day on which notice is given.

After the special meeting is called, Land & Buildings intends to solicit proxies from shareholders in support of the Proposals by sending you a notice of the special meeting, a proxy statement and a proxy card for use in connection with the special meeting. At the special meeting, shareholders will be asked to vote to approve the Proposals.

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Land & Buildings expects to request, in any future proxy solicitation relating to the special meeting, authority to (i) initiate and vote for proposals to recess or adjourn the special meeting for any reason and (ii) oppose and vote against any proposal to recess or adjourn the special meeting. Land & Buildings does not currently anticipate additional proposals on any substantive matters. Nevertheless, Land & Buildings reserves the right to either modify the Proposals or cause additional proposals to be identified in the notice of, and in, the proxy materials for the special meeting. Land & Buildings is not aware of any other proposals to be brought before the special meeting. However, should other proposals be brought before the special meeting, Land & Buildings will vote its proxies on such matters in its discretion consistent with Rule 14a-4(c)(3) promulgated under the Exchange Act.

OUR PLANS FOR THE SPECIAL MEETING

If we, with the support of other shareholders, are successful in obtaining sufficient shareholder support to request that the special meeting be called pursuant to the Bylaws and the special meeting is called, we expect to present the following matters for a shareholder vote at the special meeting:

• Proposal 1:	“RESOLVED, that the Company’s shareholders approve, on an advisory basis, that the Board amend Article III, Section 3.02 of the Bylaws, and any other relevant provisions within documents governing the Company, to declassify the Board so that all directors are elected on an annual basis.”

The purpose of such proposal is to declassify the current Board and provide shareholders with the ability to ultimately elect all directors serving on the Board on an annual basis.

• Proposal 2:	“RESOLVED, that the Company’s shareholders approve, on an advisory basis, that the Board take all necessary steps to obtain the consent of all directors with terms ending at the 2020 Annual Meeting to shorten their term of office to the 2018 Annual Meeting.”

The purpose of such proposal is to shorten the term of directors with terms ending at the 2020 Annual Meeting. We believe these directors were likely only reelected at the 2017 Annual Meeting based on a commitment to fully de-stagger the Board. In the event that the Board is declassified as described in Proposal 1, we request that directors with terms ending at the 2020 Annual Meeting would consent to stand for election beginning at the 2018 Annual Meeting, to a term expiring at the next annual meeting of shareholders or until their respective successors are duly elected and qualified. In this regard, the Board should take all necessary steps to obtain consents from those director nominees to agree to resign from the Board at the 2018 Annual Meeting.

• Proposal 3:	“RESOLVED, that the Company’s shareholders approve, on an advisory basis, that the Board take all necessary steps to refresh the Board and replace [three (3)] incumbent directors with [three (3)] new directors by no later than the 2018 Annual Meeting.”

The purpose of such proposal is to ensure that the Company makes good on its promise to shareholders to refresh the Board. As previously mentioned, in our view, the Board is stale and dominated by long-tenured directors who have presided over the Company’s prolonged underperformance. The average tenure of the Board is fifteen years with the average age at nearly seventy years old! We believe the directors recently elected at the 2017 Annual Meeting were likely only reelected based on a commitment to such Board refreshment, which should not be unduly delayed.

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The approval of each of the three non-binding, advisory proposals requires the affirmative vote of a majority of the votes cast at the special meeting. As these proposals are non-binding even if shareholders approve each of the proposals at the special meeting, there can be no guarantee that the Board will take the steps required to enact the requested governance changes.

We urge you to join with us to request the call of the special meeting for the purpose of submitting the proposals to shareholders for a vote thereon. To help us call the special meeting, please follow the instructions for delivering the WHITE request card described below.

WRITTEN REQUEST PROCEDURES

Land & Buildings is only soliciting your written requests to call the special meeting. In the event the special meeting is called, Land & Buildings will send you proxy materials relating to the Proposals to be voted upon at the special meeting.

Pursuant to this Solicitation Statement, Land & Buildings is soliciting written requests from holders of outstanding shares of Common Stock to call the special meeting. By executing a request, a shareholder is requesting the Company to call the special meeting and designating specified persons as the shareholder’s agents and is authorizing the designated agents to (i) request that the Company call the special meeting and hold the special meeting as soon as possible, and (ii) exercise all rights of the holders of shares of Common Stock incidental to calling the special meeting and causing the purposes of the authority expressly granted pursuant to the written requests to the designated agents to be carried into effect, including to apply, if need be, to an appropriate court to order that the special meeting be held. Please note that written requests to call the special meeting do not grant the designated agent(s) the power to vote your shares of Common Stock at the special meeting and do not commit you to cast any vote in favor or against any proposal to be brought before the special meeting. To vote on the matters to be brought before the special meeting, you must vote by proxy or in person at the special meeting.

You may revoke your written request to have the Company call a special meeting at any time before the delivery of requests from holders of shares of Common Stock representing in the aggregate, including shares held in the aggregate by Land & Buildings, the requisite twenty-five percent (25%) threshold by delivering a written revocation to Land & Buildings in care of D.F. King at the address set forth on page [_] of this Solicitation Statement. Such a revocation must clearly state that your written request to call a special meeting is no longer effective. Any revocation of a written request to call a special meeting will not affect any action taken by the designated agent(s) pursuant to the written request prior to such revocation. Although such revocation is also effective if delivered to the Secretary of the Company or to such other recipient as the Company may designate as its agent, Land & Buildings requests that either the original or photostatic copies of all revocations be mailed or faxed to Land & Buildings, in care of D.F. King, so that Land & Buildings will be aware of all revocations and can more accurately determine if and when enough requests have been received from shareholders to call a special meeting. While we urge you not to sign any revocation of a request card that may be sent to you by the Company, if you have done so or do so, you may revoke that revocation of your written request by delivering a later dated WHITE request card to Land & Buildings, in care of D.F. King, at its address listed herein, or to the principal executive offices of the Company. If so properly delivered, a later dated WHITE request card will constitute an effective revocation of any earlier-dated written revocation.

Upon receipt of the requisite number of written requests from shareholders in favor of calling a special meeting, Land & Buildings anticipates delivering such written requests to the Company promptly. Only after the special meeting is called will shareholders be asked to vote on the Proposals.

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If your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a written request or revoke any request previously given with respect to your shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and give instructions for a WHITE request card representing your shares to be signed. Land & Buildings urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of such instructions to Land & Buildings, in care of D.F. King, at the address set forth on page [_] of this Solicitation Statement so that Land & Buildings will be aware of all instructions given and can attempt to ensure that such instructions are followed.

SOLICITATION OF PROXIES; EXPENSES

The entire expense of preparing and mailing this Solicitation Statement and any other soliciting material and the total expenditures relating to the solicitation of requests to call the special meeting will be borne by Land & Buildings. In addition to the use of the mails, requests may be solicited by Land & Buildings by facsimile, telephone, telegraph, Internet, in person and by advertisements. Banks, brokerage houses, and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold, and Land & Buildings will reimburse such institutions for their reasonable out-of-pocket expenses in so doing.

Land & Buildings has retained D.F. King, a proxy solicitation firm, to assist in the solicitation of requests and the proxy solicitation in connection with the special meeting for a fee not to exceed $[________] plus reimbursement of reasonable out-of-pocket expenses. D.F. King will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. That firm will utilize approximately [___] persons in its solicitation efforts.

Land & Buildings estimates that its total expenditures relating to the solicitation of requests to call a special meeting and the solicitation of proxies for approval of the Proposals at the special meeting will be approximately $[_________]. Total cash expenditures to date relating to these solicitations have been approximately $[_________].

If Land & Buildings is successful in its solicitation of requests to call a special meeting and in its solicitation of proxies approving the Proposals at the special meeting, it intends to seek reimbursement from the Company for the actual expenses incurred in connection with this solicitation and the solicitation of proxies approving the Proposals at the special meeting. Following the special meeting, Land & Buildings will request that the Board approve a reimbursement of such expenses. Land & Buildings does not currently intend to submit such matter to a vote of the Company’s shareholders.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

The participants in the proxy solicitation are anticipated to be L&B Capital, a Delaware limited partnership, L & B Real Estate Opportunity Fund, LP, a Delaware limited partnership (“L&B Opportunity”), Land & Buildings GP LP, a Delaware limited partnership (“L&B GP”), Land & Buildings Investment Management, LLC, a Delaware limited liability company (“L&B Management”) and Jonathan Litt.

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As of the date hereof, L&B Capital directly owns 251,700 shares of Common Stock. As of the date hereof, L&B Opportunity directly owns 215,700 shares of Common Stock. As of the date hereof, 453,047 shares of Common Stock were held in certain accounts managed by L&B Management (the “Managed Accounts”). L&B GP, as the general partner of each of L&B Capital and L&B Opportunity, may be deemed the beneficial owner of the (i) 251,700 shares of Common Stock owned by L&B Capital and (ii) 215,700 shares of Common Stock owned by L&B Opportunity. L&B Management, as the investment manager of each of L&B Capital and L&B Opportunity, and as the investment advisor of the Managed Accounts, may be deemed the beneficial owner of the (i) 251,700 shares of Common Stock owned by L&B Capital, (ii) 215,700 shares of Common Stock owned by L&B Opportunity, and (iii) 453,047 shares of Common Stock held in the Managed Accounts. Mr. Litt, as the managing principal of L&B Management, may be deemed the beneficial owner of the (i) 251,700 shares of Common Stock owned by L&B Capital, (ii) 215,700 shares of Common Stock owned by L&B Opportunity, and (iii) 453,047 shares of Common Stock held in the Managed Accounts. In addition, as of the date hereof, Mr. Litt directly owns 436 shares of the Company’s 6.5% Series J Cumulative Redeemable Preferred Stock, no par value. Except as set forth in the Solicitation Statement (including the Exhibits and Annexes), no participant in this solicitation or any of his or its associates has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the special meeting.

Except as set forth in the Solicitation Statement (including the Exhibits and Annexes), (ii) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the special meeting; (xii) no participant in this solicitation holds any positions or offices with the Company; (xiii) no participant in this solicitation has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no corporations or organizations, with which any participant in this solicitation has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. Except as set forth in the Solicitation Statement (including the Exhibits and Annexes), there are no material proceedings to which any participant in this solicitation or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER MATTERS

The principal executive offices of the Company are located at 200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan 48304-2324. Except as otherwise noted herein, the information concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although Land & Buildings does not have any knowledge that would indicate that any statement contained herein that is based upon such documents and records is untrue, it does not take any responsibility for the accuracy or completeness of the information contained in such documents and records, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information. For information regarding the security ownership of certain beneficial owners and management of the Company, see Schedule II.

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SHAREHOLDER PROPOSALS

According to the 2017 definitive proxy statement, shareholder proposals intended to be included in the Company’s proxy statement and form of proxy for the 2018 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Company’s Assistant Secretary, Chris Heaphy, at 200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan 48304-2324 by the close of business on December 21, 2017, and must otherwise be in compliance with the requirements of the SEC’s proxy rules.

According to the Company’s definitive proxy statement, any director nomination or shareholder proposal of other business intended to be presented for consideration at the 2018 Annual Meeting, but not intended to be considered for inclusion in the Company’s proxy statement and form of proxy related to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by the Company at the address stated above between February 1, 2018 and the close of business on March 3, 2018 to be considered timely. However, if the 2018 Annual Meeting occurs more than 30 days before or 60 days after June 1, 2018, the Company must receive nominations or proposals (A) not later than the close of business on the later of the 90th day prior to the date of the 2018 Annual Meeting or the 10th day following the day on which public announcement is made of the date of the 2018 Annual Meeting, and (B) not earlier than the 120th day prior to the 2018 Annual Meeting.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the Company’s 2018 Annual Meeting is based on information contained in the Company’s 2017 definitive proxy statement and the Company’s Bylaws. The incorporation of this information in this Solicitation Statement should not be construed as an admission by Land & Buildings that such procedures are legal, valid or binding.

YOUR SUPPORT IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW VOTING STOCK YOU OWN, WE ARE SEEKING YOUR SUPPORT. PLEASE COMPLETE, EXECUTE AND DATE THE ENCLOSED WHITE REQUEST CARD AS SOON AS POSSIBLE.

IF YOUR VOTING STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN A WRITTEN REQUEST WITH RESPECT TO YOUR VOTING STOCK. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR A WRITTEN REQUEST TO BE SIGNED REPRESENTING YOUR VOTING STOCK.

WHOM YOU CAN CALL IF YOU HAVE QUESTIONS

If you have any questions or require any assistance, please contact D.F. King, Land & Buildings’ proxy solicitor, at the following address and telephone numbers:

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If you have any questions, require assistance in voting your WHITE request card,

or need additional copies of Land & Buildings’ proxy materials,

please contact D.F. King at the phone numbers listed below.

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (800) 207-3159

Email:tco@dfking.com

IT IS IMPORTANT THAT YOU SIGN AND DATE THE ENCLOSED WHITE REQUEST CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

LAND & BUILDINGS CAPITAL GROWTH FUND, LP
June [—], 2017

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO (2) YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

land & buildings capital growth fund, lp

Purchase of Common Stock	55,000	07/31/2015
Purchase of Common Stock	13,300	08/13/2015
Purchase of Common Stock	13,400	08/17/2015
Sale of Common Stock	(81,700)	08/31/2015
Purchase of Common Stock	43,100	01/22/2016
Purchase of Common Stock	42,100	01/25/2016
Sale of Common Stock	(14,500)	01/29/2016
Purchase of Common Stock	32,105	02/02/2016
Sale of Common Stock	(20,600)	02/10/2016
Purchase of Common Stock	28,200	02/11/2016
Sale of Common Stock	(33,100)	02/12/2016
Purchase of Common Stock	39,300	02/29/2016
Sale of Common Stock	(13,200)	03/08/2016
Sale of Common Stock	(41,400)	03/09/2016
Sale of Common Stock	(27,000)	03/15/2016
Sale of Common Stock	(28,000)	03/16/2016
Sale of Common Stock	(7,005)	03/18/2016
Purchase of Common Stock	87,500	05/04/2016
Purchase of Common Stock	22,300	06/09/2016
Purchase of Common Stock	18,100	06/24/2016
Sale of Common Stock	(19,200)	06/29/2016
Sale of Common Stock	(10,900)	06/30/2016
Purchase of Common Stock	21,200	07/11/2016
Purchase of Common Stock	10,900	07/19/2016
Sale of Common Stock	(23,400)	07/27/2016
Purchase of Common Stock	10,900	08/18/2016
Purchase of Common Stock	22,300	08/31/2016
Purchase of Common Stock	7,600	09/02/2016
Purchase of Common Stock	9,100	09/06/2016
Purchase of Common Stock	5,300	09/07/2016
Purchase of Common Stock	5,300	09/08/2016
Purchase of Common Stock	3,500	09/12/2016
Purchase of Common Stock	15,100	02/16/2017
Purchase of Common Stock	19,600	05/10/2017
Purchase of Common Stock	8,200	05/12/2017
Purchase of Common Stock	6,800	05/15/2017
Purchase of Common Stock	7,900	05/16/2017
Purchase of Common Stock	23,600	05/17/2017

I-1

L & B REAL ESTATE OPPORTUNITY FUND, LP

Purchase of Common Stock	12,700	01/22/2016
Purchase of Common Stock	11,400	01/25/2016
Purchase of Common Stock	9,758	02/02/2016
Sale of Common Stock	(6,800)	02/10/2016
Purchase of Common Stock	12,600	02/11/2016
Sale of Common Stock	(5,950)	02/12/2016
Sale of Common Stock	(10,400)	02/18/2016
Purchase of Common Stock	4,300	02/24/2016
Purchase of Common Stock	6,400	02/29/2016
Purchase of Common Stock	9,700	03/02/2016
Sale of Common Stock	(5,400)	03/04/2016
Sale of Common Stock	(4,300)	03/08/2016
Sale of Common Stock	(13,600)	03/09/2016
Sale of Common Stock	(8,900)	03/15/2016
Sale of Common Stock	(9,200)	03/16/2016
Sale of Common Stock	(2,308)	03/18/2016
Purchase of Common Stock	29,600	05/04/2016
Purchase of Common Stock	6,900	06/09/2016
Purchase of Common Stock	5,400	06/24/2016
Purchase of Common Stock	4,500	07/06/2016
Purchase of Common Stock	9,100	07/11/2016
Purchase of Common Stock	8,000	07/19/2016
Sale of Common Stock	(11,400)	07/27/2016
Purchase of Common Stock	11,900	08/18/2016
Purchase of Common Stock	4,500	08/31/2016
Purchase of Common Stock	4,100	09/07/2016
Purchase of Common Stock	4,400	09/08/2016
Purchase of Common Stock	16,300	10/17/2016
Purchase of Common Stock	4,300	02/16/2017
Purchase of Common Stock	2,800	05/10/2017
Purchase of Common Stock	1,600	05/12/2017
Purchase of Common Stock	1,300	05/15/2017
Purchase of Common Stock	26,400	05/16/2017
Purchase of Common Stock	79,100	05/17/2017
Purchase of Common Stock	6,900	05/18/2017

I-2

land & buildings investment management, llc

(Through the Managed Accounts)

Purchase of Common Stock	3,524	07/31/2015
Purchase of Common Stock	900	08/13/2015
Purchase of Common Stock	900	08/17/2015
Sale of Common Stock	(5,324)	08/31/2015
Purchase of Common Stock	2,575	01/22/2016
Purchase of Common Stock	2,500	01/25/2016
Sale of Common Stock	(900)	01/29/2016
Purchase of Common Stock	1,937	02/02/2016
Sale of Common Stock	(1,200)	02/10/2016
Purchase of Common Stock	1,480	02/11/2016
Sale of Common Stock	(1,900)	02/12/2016
Purchase of Common Stock	2,400	02/29/2016
Sale of Common Stock	(737)	03/08/2016
Sale of Common Stock	(2,500)	03/09/2016
Sale of Common Stock	(1,600)	03/15/2016
Sale of Common Stock	(1,600)	03/16/2016
Sale of Common Stock	(455)	03/18/2016
Purchase of Common Stock	5,300	05/04/2016
Purchase of Common Stock	1,300	06/09/2016
Purchase of Common Stock	1,100	06/24/2016
Sale of Common Stock	(6,300)	06/28/2016
Purchase of Common Stock	2,600	07/11/2016
Purchase of Common Stock	700	07/19/2016
Sale of Common Stock	(1,300)	07/27/2016
Purchase of Common Stock	25,700	08/18/2016
Purchase of Common Stock	21,700	08/22/2016
Purchase of Common Stock	24,800	08/23/2016
Purchase of Common Stock	1,300	08/31/2016
Purchase of Common Stock	4,500	08/31/2016
Purchase of Common Stock	53,400	09/01/2016
Purchase of Common Stock	5,285	09/02/2016
Purchase of Common Stock	27,100	09/02/2016
Purchase of Common Stock	6,162	09/06/2016
Purchase of Common Stock	32,300	09/06/2016
Purchase of Common Stock	4,100	09/07/2016
Purchase of Common Stock	56,600	09/07/2016
Purchase of Common Stock	3,700	09/08/2016
Purchase of Common Stock	59,300	09/08/2016
Purchase of Common Stock	70,500	09/09/2016
Purchase of Common Stock	2,700	09/12/2016
Purchase of Common Stock	2,300	09/12/2016
Purchase of Common Stock	16,700	10/17/2016
Purchase of Common Stock	13,700	02/16/2017
Purchase of Common Stock	4,500	05/10/2017
Purchase of Common Stock	2,600	05/12/2017
Purchase of Common Stock	2,100	05/15/2017
Purchase of Common Stock	2,100	05/16/2017
Purchase of Common Stock	6,500	05/17/2017

I-3

SCHEDULE II

The following table is reprinted from the Company’s proxy statement filed with the Securities and Exchange Commission on April 20, 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Ownership Table

The following table sets forth information regarding the beneficial ownership of the Company's equity securities as of April 3, 2017 by each director and named executive officer (NEO) and all of the directors and executive officers as a group. The following table also sets forth information regarding the beneficial ownership of the Company's Voting Stock by beneficial owners of more than 5% of either class of the Company's Voting Stock. Each share of common stock and Series B Preferred Stock is entitled to one vote on each matter to be voted upon at the annual meeting.

The Series B Preferred Stock ensures that the Series B holders’ economic interests in the operating partnership are aligned with their voting interests in the Company. The Series B Preferred Stock is held by partners (other than the Company) in the operating partnership. The Series B Preferred Stock gives these partners a voting interest in the Company commensurate with their economic interest in the operating partnership and ensure “one share, one unit, one vote.”

The share information set forth in the table below (both numbers of shares and percentages) reflects ownership of common stock and Series B Preferred Stock in aggregate. The notes to the table include information regarding Series B Preferred Stock holdings of Robert Taubman, William Taubman, Gayle Taubman Kalisman, the A. Alfred Taubman Restated Revocable Trust and Taubman Ventures Group LLC. The notes also include the percentage ownership of the shares of common stock and/or Series B Preferred Stock on a separate basis to the extent the holder's ownership of such class represents greater than 1% of the outstanding shares. Unless otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment power with respect to the shares listed below.

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		Number of Shares Which Can Be Acquired Within 60 Days of Record Date
Directors, Executive Officers and More Than 5% Shareholders(1)	Number of Shares Owned Directly or Indirectly	Upon Exercise of Options Exercisable Within 60 Days	Held in Deferral Plans(2)	Number of Shares Beneficially Owned	Percent of Shares
Robert S. Taubman	25,600,262	68,115	871,262	26,539,639(3)(7)	30.7
Simon J. Leopold	9,204	—	—	9,204	*
William S. Taubman	25,304,794	39,882	—	25,344,676(4)(7)	29.6
René Tremblay	9,047	—	—	9,047	*
David S. Joseph II	12,986	—	—	12,986	*
Graham T. Allison	3,516	—	34,040	37,556	*
Jerome A. Chazen	60,000	—	37,958	97,958	*
Craig M. Hatkoff	5,734	—	—	5,734	*
Peter Karmanos, Jr.	32,225	—	34,093	66,318	*
Cia Buckley Marakovits	—	—	1,450	1,450	*
Ronald W. Tysoe	—	—	18,241	18,241	*
Myron E. Ullman, III	2,700	—	4,058	6,758	*
A. Alfred Taubman Restated	22,503,379	—	—	22,503,379(5)(7)	26.3
Revocable Trust 200 E. Long Lake Road Suite 180 Bloomfield Hills, MI 48304
Gayle Taubman Kalisman 200 E. Long Lake Road Suite 180 Bloomfield Hills, MI 48304	22,976,168	—	—	22,976,168(6)(7)	26.8
Taubman Ventures Group LLC 200 E. Long Lake Road Suite 180 Bloomfield Hills, MI 48304	22,498,279	—	—	22,498,279(7)	26.3
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	9,263,404	—	—	9,263,404(8)	10.8

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BlackRock, Inc. 55 East 52nd Street New York, NY 10055	6,103,205	—	—	6,103,205(9)	7.1
Vanguard Specialized Funds-	4,584,625	—	—	4,584,625(10)	5.4
Vanguard REIT Index Fund 100 Vanguard Blvd. Malvern, PA 19355
APG Asset Management US Inc. 666 3rd Ave, 2nd Floor New York, NY 10017	3,770,373	—	—	3,770,373(11)	4.4
Directors and Executive Officers as a group (13 persons)	26,014,857	107,997	1,001,102	27,123,956(12)	31.3

____________

* less than 1%

(1)	The Company has relied upon information supplied by certain beneficial owners and upon information contained in filings with the SEC. Except as set forth in note 3 regarding TRG units subject to issuance under the option deferral agreement, the share figures assume that all TRG units issued upon the exercise of options (options) granted under the 1992 Option Plan or the 2008 Omnibus Plan will be immediately exchanged for an equal number of shares of common stock in accordance with the Company’s exchange offer (the Continuing Offer) to holders of options and certain partners in TRG. Share figures shown also assume that outstanding TRG units are not exchanged for common stock under the Continuing Offer (to avoid duplication, as a corresponding number of shares of Series B Preferred Stock are owned by each holder of TRG units) and that outstanding shares of Series B Preferred Stock are not converted into common stock (which is permitted, under specified circumstances, at the ratio of one share of common stock for each 14,000 shares of Series B Preferred Stock, with any resulting fractional shares redeemed for cash). As of April 3, 2017, there were 85,639,952 beneficially owned shares of Voting Stock outstanding, consisting of 60,685,893 shares of common stock and 24,954,059 shares of Series B Preferred Stock.
(2)	See note 3 below for a description of Robert Taubman’s option deferral agreement.

Under the Taubman Centers, Inc. Non-Employee Directors’ Deferred Compensation Plan, the restricted share units granted are fully vested at the time of grant but do not have voting rights. The deferral period continues until the earlier of the termination of director service or a change of control.

(3)	Consists of (A) 239 shares of Series B Preferred Stock owned by Robert Taubman. 1,338,496 shares of Series B Preferred Stock owned by R & W-TRG LLC (R&W), a company owned by Robert Taubman and his brother, William Taubman (shared voting and dispositive power), 22,311,442 shares of Series B Preferred Stock owned by Taubman Ventures Group LLC (TVG) (shared voting and dispositive power), 5,000 shares of Series B Preferred Stock owned by TG Partners (shared voting and dispositive power), 472,650 shares of Series B Preferred Stock owned by TF Associates, LLC (TFA) (shared voting and dispositive power) and 871,262 shares of Series B Preferred Stock subject to issuance under an option deferral agreement (See “Nonqualified Deferred Compensation in 2016” for a description of such agreement) (in aggregate, 96.8% of the Series B Preferred Stock) and (B) 36,953 shares of common stock that Robert Taubman owns, 265,246 shares of common stock that RSTAUBMAN CENTERS, LLC owns, 68,115 shares of common stock that Robert Taubman has the right to receive upon the exercise and conversion of options that have vested or will vest within 60 days of the record date, 244,000 shares of common stock owned by his wife, 27,895 shares of common stock owned in UTMA accounts for the benefit of his children, 711,504 shares of common stock owned by R&W (shared voting and dispositive power) and 186,837 shares of common stock owned by TVG (shared voting and dispositive power) (in aggregate, 2.5% of the common stock).

II-3

To avoid duplication, excludes TRG units owned by Robert Taubman, R&W, TVG, TG Partners and TFA, and 871,262 TRG units subject to issuance under the option deferral agreement. Robert Taubman disclaims any beneficial interest in the Voting Stock and TRG units owned by R&W, TVG, TG Partners and TFA beyond his pecuniary interest in such entities. See note 7.

R&W has pledged 1,338,496 shares of Series B Preferred Stock, 1,338,496 TRG units, and 711,504 shares of common stock, to Citibank, N.A. as collateral for various loans. RSTAUBMAN CENTERS, LLC has pledged 265,246 shares of common stock to Bank of America, N.A. See “Corporate Governance - Insider Trading Policy - Pledging” for additional information regarding such pledges.

(4)	Consists of (A) 239 shares of Series B Preferred Stock owned by William Taubman, 1,338,496 shares of Series B Preferred Stock owned by R&W (shared voting and dispositive power), 22,311,442 shares of Series B Preferred Stock owned by TVG (shared voting and dispositive power), 5,000 shares of Series B Preferred Stock owned by TG Partners (shared voting and dispositive power) and 472,650 shares of Series B Preferred Stock owned by TFA (shared voting and dispositive power) (in aggregate, 96.7% of the Series B Preferred Stock), and (B) 27,751 shares of common stock that William Taubman owns, 203,588 shares of common stock that WSTAUBMAN CENTERS, LLC owns, 39,882 shares of common stock that William Taubman has the right to receive upon the exercise and conversion of options that have vested or will vest within 60 days of the record date, 47,287 shares of common stock owned in UTMA accounts for the benefit of his children, 711,504 shares of common stock owned by R&W (shared voting and dispositive power) and 186,837 shares of common stock owned by TVG (shared voting and dispositive power) (in aggregate, 2.0% of the common stock).

To avoid duplication, excludes TRG units owned by William Taubman, R&W, TVG, TG Partners and TFA. William Taubman disclaims any beneficial interest in the Voting Stock and TRG units owned by R&W, TVG, TG Partners and TFA beyond his pecuniary interest in such entities. See note 7.

R&W has pledged 1,338,496 shares of Series B Preferred Stock, 1,338,496 TRG units, and 711,504 shares of common stock, to Citibank, N.A. as collateral for various loans. WSTAUBMAN CENTERS, LLC has pledged 203,588 shares of common stock to Bank of America, N.A. See “Corporate Governance - Insider Trading Policy - Pledging” for additional information regarding such pledges.

(5)	Includes 100 shares of common stock owned by the A. Alfred Taubman Restated Revocable Trust and 186,837 shares of common stock owned by TVG (shared voting and dispositive power). Also includes 22,311,442 shares of Series B Preferred Stock owned by TVG (shared voting and dispositive power) and 5,000 shares of Series B Preferred Stock owned by TG Partners (shared voting and dispositive power) (in aggregate, 89.4% of the Series B Preferred Stock). To avoid duplication, excludes TRG units of the same amount as Series B Preferred Stock owned by such entities. The A. Alfred Taubman Restated Revocable Trust has sole authority to vote and dispose of the shares of Series B Preferred Stock owned by TG Partners. The A. Alfred Taubman Restated Revocable Trust disclaims beneficial ownership in the Voting Stock and TRG units owned by TVG and TG Partners beyond its pecuniary interest in those entities.
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(6)	Consists of 239 shares of Series B Preferred Stock owned by Gayle Taubman Kalisman, 22,311,442 shares of Series B Preferred Stock owned by TVG (shared voting and dispositive power), 5,000 shares of Series B Preferred Stock owned by TG Partners (shared voting and dispositive power) and 472,650 shares of Series B Preferred Stock owned by TFA (shared voting and dispositive power) (in aggregate, 91.3% of the Series B Preferred Stock) and 186,837 shares of common stock owned by TVG (shared voting and dispositive power).

To avoid duplication, excludes the TRG units owned by Gayle Taubman Kalisman, TVG, TG Partners and TFA. Gayle Taubman Kalisman disclaims any beneficial interest in the Voting Stock and TRG units owned by TVG, TG Partners and TFA beyond her pecuniary interest in such entities. See note 7.

(7)	Robert Taubman, William Taubman and Gayle Taubman Kalisman are co-trustees of the A. Alfred Taubman Restated Revocable Trust, and share voting and dispositive power over shares and TRG units beneficially owned by such trust. The A. Alfred Taubman Restated Revocable Trust, Robert Taubman, William Taubman and Gayle Taubman Kalisman may be deemed to beneficially own 186,837 shares of common stock owned by TVG, 5,000 shares of Series B Preferred Stock owned by TG Partners, 22,311,442 shares of Series B Preferred Stock owned by TVG and 472,650 shares of Series B Preferred Stock owned by TFA. Such amounts are disclosed in notes 3, 4 and 5. To avoid duplication, excludes the TRG units owned by TVG, TG Partners and TFA. Each person disclaims beneficial ownership in the Voting Stock and TRG units owned by TVG, TFA and TG Partners beyond such person’s pecuniary interest in such entities.
(8)	Pursuant to Schedule 13G/A filed with the SEC on February 10, 2017. Represents 15.3% of the common stock. The Vanguard Group, Inc. has sole power to vote 112,319 shares, shared power to vote 71,350 shares, sole power to dispose 9,160,019 shares, and shared power to dispose 103,385 shares.
(9)	Pursuant to Schedule 13G/A filed with the SEC on February 8, 2017. Represents 10.1% of the common stock. This report includes holdings of various subsidiaries of the holding company. BlackRock, Inc. has sole power to vote 5,872,573 shares and sole power to dispose 6,103,205 shares.
(10)	Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2017. Represents 7.6% of the common stock. Vanguard Specialized Funds-Vanguard REIT Index Fund has sole power to vote 4,584,625 shares.
(11)	Pursuant to a Schedule 13G filed with the SEC on January 11, 2017. Represents 6.2% of the common stock. APG Asset Management N.V. (APG NL) is the exclusive investment manager with the power to vote and make all investment decisions. APG NL has delegated its investment and voting power to APG Asset Management US Inc. (APG US). APG NL owns all of the voting shares of APG US and thus may be deemed to beneficially own any securities over which APG US exercise investment management or voting discretion. APG Group NV owns all of the shares of APG NL and Stichting Pensioenfonds ABP (ABP) owns all of the shares of APG Groep NV (APG Group). As a result of these relationships, ABP and APG Group indirectly may be deemed to beneficially own all of the securities over which APG NL or APG US exercises investment management or voting discretion.
II-5

(12)	Consists of an aggregate of (A) 1,886,791 shares of common stock beneficially owned and 107,997 shares of common stock that such persons have the right to receive upon the exercise and conversion of options that have vested or will vest within 60 days of the record date, and 129,840 shares of common stock subject to issuance under the Non-Employee Directors’ Deferred Compensation Plan (in aggregate, 3.5% of the common stock), and (B) 24,128,066 shares of Series B Preferred Stock beneficially owned and 871,262 shares of Series B Preferred Stock subject to issuance under the option deferral agreement (see note 3 above) (in aggregate, 96.8% of the Series B Preferred Stock).

See notes 3 and 4 for shares and units pledged as collateral.

II-6

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JUNE [ ], 2017

WRITTEN REQUEST
OF SHAREHOLDERS OF TAUBMAN CENTERS, INC.

SOLICITED BY LAND & BUILDINGS CAPITAL GROWTH FUND, LP
TO CALL A SPECIAL MEETING OF SHAREHOLDERS OF
TAUBMAN CENTERS, INC.

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF TAUBMAN CENTERS, INC.

Each of the undersigned hereby constitutes and appoints [ ] and [ ], with full power of substitution, the agent of the undersigned (said agent, together with each substitute appointed, if any, collectively, the “Designated Agents”) in respect of all shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) and the Company’s Series B Non-Participating Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), as applicable, of Taubman Centers, Inc. (the “Company”), owned by each of the undersigned to do any or all of the following, to which each of the undersigned hereby consents:

1. The demand of the call of a special meeting of shareholders of the Company pursuant to the First Article of the Company’s Restated By-Laws (the “Bylaws”), for the following purposes: (i) to approve, on an advisory basis, that the Company’s Board of Directors (the “Board”) amend Article III, Section 3.02 of the Bylaws without delay to declassify the Board so that directors are elected on an annual basis; (ii) to approve, on an advisory basis, that the Board take all necessary steps to obtain the consent of all directors with terms ending at the 2020 Annual Meeting of Shareholders to shorten their term of office to the 2018 Annual Meeting of Shareholders; (iii) to approve, on an advisory basis, that the Board take all necessary steps to refresh the Board and replace [three (3)] incumbent directors with [three (3)] new directors by no later than the 2018 Annual Meeting; and (iv) to transact such other business as may properly come before the special meeting.

2. The exercise of any and all rights of each of the undersigned incidental to calling the special meeting and causing the purposes of the authority expressly granted herein to the Designated Agents to be carried into effect; provided, however, that nothing contained in this instrument shall be construed to grant the Designated Agents the right, power or authority to vote any shares of Common Stock or Series B Preferred Stock, as applicable, owned by the undersigned at the special meeting or at any other shareholders meeting.

The undersigned hereby authorizes and designates the Designated Agents to collect and deliver this request to the Company, and to deliver any other information required in connection therewith.

This request supersedes, and the undersigned hereby revokes, any earlier dated revocation which the undersigned may have submitted to Land & Buildings Capital Growth Fund, LP, the Company or any designee of either.

Print Name:_______________________________________________________________

Signature:________________________________________________________________

Signature (if held jointly):______________________________________________

Title (only if shares are held by an entity):_____________________________

Dated:______________________________________________________

Please sign exactly as your shares are registered. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person. This demand will represent all shares held in all capacities.

PLEASE COMPLETE, SIGN, DATE AND MAIL

IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE